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                                                                   Exhibit 10.29


                            AMENDMENT NO. 3 TO THE
               RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES OF
                           VENCOR AND ITS AFFILIATES


     This is Amendment No. 3 to the Retirement Savings Plan For Certain Employees Of Vencor And Its Affiliates (the "Plan") as amended and restated as of January 1, 1997.

                                    RECITAL

     WHEREAS, Vencor, Inc. (the "Company") maintains the Plan and has reserved the right in Section 9.1 of the Plan to amend the Plan from time to time in its discretion. The Company now wishes to amend the Plan to bring Plan's definition of Compensation into compliance with Section 401 (a)(17) of the Code as revised by the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93"); and to amend the Plan's Code Section 415 provisions to bring them into compliance with the requirements of the General Agreement of Tariffs and Trade ("GATT").

                                  AMENDMENTS

     1. Section 1.9 of the Plan shall be amended by adding the following sentence at the end of the paragraph, to read as follows:

     For Plan Years beginning on or after January 1, 1994,
     Compensation shall be limited to $150,000, or such higher amount determined by the Commissioner of Internal Revenue pursuant to
     Section 401(a)(17) of the Code.

     2. Notwithstanding any provision of the Plan to the contrary, the following shall apply:

     Limitation on Benefits. Effective for Plan Years beginning after
     ----------------------
     December 31, 1994, notwithstanding any other provisions of the Plan, contributions and other additions with respect to a Participant exceed the limitation of Section 415(c) of the Code if, when expressed as an annual addition (within the meaning of Section 415(c)(2) of the Code to the Participant's Account, such annual addition is greater than the lesser of:

     (A)  $30,000; or

     (B)  25% of the Participant's compensation (as defined in Section
          415(c)(3) of the Code).
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     IN WITNESS WHEREOF, this Amendment No. 3 is hereby adopted this 9th day of
December, 1998.

                                    BY: /s/ Cecelia A. Hagan
                                        --------------------------------------

                                    Title: Vice President of Human Resources
                                           -----------------------------------